UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

GLOBAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.

Global Income Fund, Inc.

11 Hanover Square

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of Fiscal Year End: 12/31

Date of Reporting Period: 3/31/09

Item 1. Schedule of Investments

		GLOBAL INCOME FUND, INC.
		SCHEDULE OF PORTFOLIO INVESTMENTS
		March 31, 2009
		(UNAUDITED)

Debt Securities (64.02%)
Principal Amount (a)			Value
		Australia (7.93%)
$1,000,000		National Australia Bank, 8.60% Subordinated Notes, due 05/19/10 (b)	$ 1,026,370
300,000		Principal Financial Group, 144A, 8.20% Senior Notes, due 08/15/09 (b) (c)	301,107
500,000	AUD	Telstra Corp. Ltd., 6.25% Senior Notes due 4/15/15	332,899
500,000	AUD	Telstra Corp. Ltd., 7.25% Senior Notes due 11/15/12 (b)	358,576
			2,018,952

		Austria (5.54%)
1,000,000	EUR	Republic of Austria, 5.25% Euro Medium Term Notes, due 01/04/11	1,410,396

		Canada (8.46%)
1,000,000	CAD	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	787,029
500,000	CAD	Molson Coors Cap, 5.00% Guaranteed Notes, due 9/22/15 (b)	383,147
1,350,000	AUD	Province of Ontario, 5.50% Euro Medium Term Notes, due 07/13/12 (b)	984,315
			2,154,491

		Cyprus (2.66%)
500,000	EUR	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 07/15/14	678,124

		France (5.30%)
1,000,000	EUR	Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term Notes, due 10/25/09	1,350,159

		Germany (2.88%)
500,000	GBP	RWE Finance B.V., 4.625% Notes, due 08/17/10	732,846

		Hungary (2.49%)
500,000	EUR	Republic of Hungary, 4.00% Bonds, due 09/27/10	634,079

		Mexico (3.86%)
1,000,000		United Mexican States, 5.625% Notes, due 01/15/17 (b)	983,000

		Netherlands (12.69%)
500,000	EUR	Heineken N.V., 4.375% Notes, due 02/04/10	673,531
1,000,000	EUR	ING Bank N.V., 5.50% Euro Medim Term Notes, due 01/04/12	1,223,614
1,000,000	EUR	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,333,836
			3,230,981

		South Korea (1.84%)
500,000		Korea Development Bank, 5.75% Notes, due 09/10/13 (b)	466,963

		United Kingdom (9.15%)
1,000,000		National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 (b)	973,627
1,000,000	EUR	Tesco PLC, 4.75% Euro Medium Term Notes, due 04/13/10 (b)	1,355,135
			2,328,762

		United States (1.22%)
364,049		CIT RV Trust 1998-A B , 6.29% Subordinated Bonds, due 01/15/17 (b)	310,331

		Total debt securities (cost: $16,751,367)	16,299,084

Closed End Funds (27.08%)
Shares		United States (27.08%)
20,000		40/86 Strategic Income Fund, Inc.	123,600
45,100		ACM Managed Dollar Income Fund, Inc.	220,088
30,000		American Select Portfolio	249,900
104,900		BlackRock Income Trust	628,351
33,000		BlackRock Strategic Bond Trust	313,170
90,000		Cohen & Steers Advantage Income Realty Fund, Inc.	179,100
79,430		Dreman/Claymore Dividend & Income Fund	115,174
46,300		DWS Dreman Value Income Edge Fund	157,420
20,000		DWS Multi-Market Income Trust Fund	122,000
38,739		Evergreen Multi-Sector Income Fund (b)	400,561
48,538		First Trust/Aberdeen Global Opportunity Income Fund	506,737
54,000		Gabelli Dividend & Income Trust Fund (b)	450,900
321,130		Helios Advantage Income Fund, Inc.	317,919
140,700		Helios Total Return Fund, Inc. (b)	630,336
83,765		John Hancock Patriot Premium Dividend Fund II	529,395
150,000		Nuveen Multi-Strategy Income and Growth Fund	544,500
580		RMR Dividend Capture Fund	626
295,419		RMR Real Estate Fund	472,670
29,357		Tortoise North American Energy Corp. (b)	364,027
48,205		Western Asset Emerging Markets Debt Fund Inc. (b)	568,814

		Total closed end funds (cost: $10,926,661)	6,895,288

Preferred Stocks (1.47%)
		United States (1.47%)
4,000		BAC Capital Trust II, 7.00%	47,000
25,000		Corporate-Backed Trust Certificates, 8.20% (Motorola)	326,750

		Total preferred stocks (cost: $725,000)	373,750

Unit Investment Trust (0.16%)
		Canada (0.16%)
43,100		PRT Forest Regeneration Income Fund (cost: $350,474)	41,204

Money Market Fund (5.84%)
1,485,222		SSgA Money Market Fund, 0.35% (cost: $1,485,222) (d)	1,485,222

Total investments (cost: $30,238,724) (98.57%)			25,094,548

Other assets in excess of liabilities (1.43%)			365,316

Net assets (100.00%)			$ 25,459,864

(a)	The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)	Fully or partially pledged as collateral on bank credit facility.

(c)

This security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended or otherwise restricted. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, this securities is considered liquid. Restricted security held by the Fund is as follows:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Principal Financial Group, 144A, 8.20% Senior Notes, due 08/15/09	9/16/03	$358,530	$300,000	$301,107	1.22%

(d)	Rate represents the 7-day annualized yield at March 31, 2009.

Currency Abbreviations

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euros
GBP - British Pound

Notes to Schedule of Portfolio Investments (Unaudited):

Security Valuation

Securities traded on a U.S. national securities exchange ("USNSE"), are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. ET unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or Nasdaq are valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes in to consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for the securities existed and these differences could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments:

Valuation Inputs	Investments in Securities

Level 1	$ 8,795,464
Level 2	16,299,084
Level 3	-
Total	$ 25,094,548

Cost for Federal Income Tax Purposes

The cost of investments for federal income tax purposes is $30,238,733 and net unrealized depreciation is $5,144,185 comprised of aggregate gross unrealized appreciation and depreciation of $399,359 and $5,543,544, respectively.

Item 2. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

By: /s/Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

By: /s/Thomas O'Malley

Thomas O'Malley, Chief Financial Officer

Date: June 1, 2009

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)